068 SA-1 12/13

SUPPLEMENT DATED December  20, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated October 4, 2013

OF

Franklin K2 Alternative Strategies Fund

(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

I.             For the “Goal, Strategies and Risks—Policies and Procedures Regarding the Release of Portfolio Holdings” section, the seventh and eighth paragraphs of the section and the two subsequent bullet points on pages 52-53 are replaced with the following:

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, investment manager, and Sub-Advisors, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings  information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund, investment manager, and Sub-Advisors may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor’s, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund, investment manager, and Sub-Advisors that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, investment manager and Sub-Advisors, including: Custodian Bank: The Bank of New York Mellon; and its affiliate HedgeMark (which will provide daily risk reports and guideline monitoring to review investment guidelines and restrictions attributable to the Sub-Advisors and the Fund); Independent Registered Public Accounting Firm: Ernst & Young LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors’/Trustees’ Counsel: Bleakley, Platt & Schmidt, LLP; and/or Duane Morris LLP; Proxy Voting Services: Glass, Lewis & Co., LLC, Institutional Shareholder Services, Inc., and Broadridge Financial Solutions, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, and JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.
  The following service providers to the Sub-Advisors, in addition to those listed above, receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Sub-Advisors, including: Administrative Services: Barclays Capital, Morgan Stanley, State Street Bank & Trust Company, and The Bank of New York Mellon; Tax and Auditing Services: BDO, Deloitte, and PricewaterhouseCoopers; Portfolio and Risk Analytics: Bloomberg, MSCI Inc., Novus, Pyvera, VPM, and Yield Book; Data Management and Warehousing: Bloomberg, Indus Valley Partners, IT Technology, and PortfolioShop, Inc.; Trade Execution/Management and Compliance Monitoring: ACA Compliance, Ascendant Compliance Management, Citco, Compliance Science, Inc., Deutsche Bank AG London, Eze Software Group, Financial Tracking LLC, Omgeo OASYS, Securities Class Action Services, LLC, SEI Global Services, Inc., and Viteos Fund Services, LLC.

II.             For the “Management and Other Services—Sub-Advisors” section, the following paragraph is inserted at the end of the section on page 62:

Graham Capital Management, L.P. (Graham Capital), 40 Highland Avenue, Rowayton, Connecticut 06853, serves as a sub-advisor to a portion of the Fund’s portfolio.  Graham Capital was organized as a Delaware limited partnership in May 1994. Graham Capital is majority owned by KGT Investment Partners, L.P. (KGL Investment), a Delaware limited partnership located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. KGL Investment is ultimately owned by Kenneth G. Tropin, Chairman of Graham Capital, and members of his immediate family. The general partner of Graham Capital is KGT, Inc., a Delaware corporation located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

III.             For “Appendix A,” the following proxy voting policies are inserted at the end of the section following page A-38:

GRAHAM CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

A. General

            Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.

B. Proxy Voting Policies and Procedures

            After taking into account those factors its believes to be relevant to establishing an appropriate proxy voting policy which is in the best interests of its clients, including but not limited to potential costs to clients for Graham to properly research the merits of and vote on proxies versus the relatively limited benefit (if any) to clients in voting proxies, Graham has determined that it generally shall not vote proxies. Although it does not expect to do so, in certain circumstances and in its sole discretion Graham may choose to vote proxies, subject to the general principle that it shall do so in a manner that is in the best interests of its clients, in the aggregate.

            Graham will deliver to each client upon written request a complete copy of its Proxy Voting Policies and Procedures and/or information on how it voted proxies for the client.

Please keep this supplement for future reference.

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